CENTURY CASINOS Financial Results Q1 2019 Century Casinos 1

Forward-Looking Statements, Business Environment and Risk Factors This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In addition, Century Casinos, Inc. (together with its subsidiaries, the “Company”) may make other written and oral communications from time to time that contain such statements. Forward-looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made.  Forward-looking statements in this presentation include statements regarding future results of operations, operating efficiencies, synergies and operational performance, the prospects for and timing and costs of new projects, projects in development and other opportunities, including the Bermuda project, debt repayment, investments in joint ventures, outcomes of legal proceedings, changes in our tax provisions or exposure to additional income tax liabilities, and plans for our casinos and our Company. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report”) and our subsequent periodic and current reports filed with the SEC. We caution the reader to carefully consider such factors. Furthermore, such forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Century Casinos 2

Notes on Presentation In this presentation the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars, the term “PLN” refers to Polish zloty and the term “GBP” refers to the British pound. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Amounts presented are rounded. As such, rounding differences could occur in period-over-period changes and percentages reported throughout this presentation. The names of the Company’s subsidiaries and certain operating segments are abbreviated on certain of the following slides. See Appendix A for a list of the subsidiaries and their abbreviations. Century Casinos 3

Q1 2019 Net Operating Revenue by Reportable Segment and Operating Segment (in USD) Excluding Corporate Other Operating Segment Poland 43% United States 18% Canada 36% CCB, Ships & Other 3% CPL 43% CCB 2% Ships & Other 1% CRA 11% CSA 5% CAL 5% CDR 10% CBS 1% CMR 4% CTL 11% CRC 7% Century Casinos 4

Q1 2019 Earnings from Operations by Reportable Segment and Operating Segment (in USD) Excluding Corporate Other Operating Segment Poland 28% United States 23% Canada 62% CCB, Ships & Other -13% CCB -15% Ships & Other 2% CRA 26% CSA 10% CAL 5% CDR 34% CBS 1% CMR -14% CTL 11% CRC 12% CPL 28% CCB -15% Century Casinos 5

Q1 2019 Net Income Attributable to Century Casinos, Inc. Shareholders by Reportable Segment and Operating Segment (in USD) Excluding Corporate Other Operating Segment Poland 33% United States 35% Canada 57% CCB, Ships & Other -35% CCB -28% Ships & Other 3% CRA 32% CSA 8% CAL 8% CDR 34% CBS 1% CMR -26% CTL 17% CRC 18% CPL 33% Century Casinos 6

Q1 2019 Adjusted EBITDA* by Reportable Segment and Operating Segment (in USD) Excluding Corporate Other Operating Segment Poland 28% United States 22% Canada 56% CCB, Ships & Other -6% CCB -8% Ships & Other 2% CRA 20% CSA 7% CAL 5% CDR 26% CBS 1% CMR -3% CTL 11% CRC 11% CPL 28% Century Casinos 7

Net Operating Revenue per Quarter (in USD) 0 5 10 15 20 25 30 35 40 45 50 Q1 30.4 33.2 36.4 40.6 45.6 Q2 37.9 35.2 37.3 39.6 Q3 33.5 34.5 41.0 43.6Q4 31.9 36.3 39.3 45.1 2015 2016 2017 2018 2019 Century Casinos 8

Balance Sheet (Selected Information in USD) In millions (except BVPS) March 31, 2019 December 31, 2018 Change Total Assets 333.1 278.8 19% Total Debt 67.8 59.5 14% Book Value per Share* 6.08 6.00 1% Net Debt** 18.7 14.4 * *Book Value per Share is defined as total Century Casinos, Inc. shareholders’ equity divided by outstanding common shares. **Net Debt is calculated as total long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents. Net Debt is a non-GAAP financial measure. See Appendix A. Debt as of March 31, 2019 included $48.0 million related to our Bank of Montreal credit agreement, $3.3 million related to CPL, $2.3 million related to CCB and $14.6 million related to CDR’s long-term land lease. Capital leases were removed from Total Debt for March 31, 2019 upon our adoption of Accounting Standard Update 2016-02 Leases (Topic 842), as of January 1, 2019. Century Casinos 9

Income Statement (Selected Information in USD) In millions (except EPS) Q1 2019 Q1 2018 Change Net Operating Revenue 45.6 40.6 12% Earnings from Operations 3.4 3.3 6% Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.1 0.9 15% Adjusted EBITDA* 6.7 6.6 2% Basic and Diluted Earnings per Share 0.04 0.03 33% Adjusted EBITDA growth was impacted by $0.7 million of additional non-recurring expenses related to the opening of Century Mile Racetrack and Casino. *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Century Casinos 10

Constant Currency Results (in USD) In millions Q1 2019 Q1 2018 Change Net Operating Revenue as reported (GAAP) 45.6 40.6 12% Foreign currency impact vs. 2018 3.2 Net Operating Revenue constant currency (non-GAAP) * 48.8 40.6 20% Earnings from Operations as reported (GAAP) 3.4 3.3 6% Foreign currency impact vs. 2018 0.3 Earnings from Operations constant currency (non-GAAP)* 3.7 3.3 16% *Net Operating Revenue and Earnings from Operations on a constant currency basis are non-GAAP financial measures. See Appendix A. Century Casinos 11

Constant Currency Results (in USD) In millions Q1 2019 Q1 2018 Change Net Earnings Attributable to Century Casinos, Inc. Shareholders as reported (GAAP) 1.1 0.9 15% Foreign currency impact vs. 2018 0.2 Net Earnings Attributable to Century Casinos, Inc. Shareholders constant currency (non-GAAP) * 1.2 0.9 32% *Net Earnings Attributable to Century Casinos, Inc. Shareholders on a constant currency basis is a non-GAAP financial measure. Gains and losses on foreign currency transactions are added back to net earnings in the Company’s Adjusted EBITDA calculation. As such, there is no foreign currency impact to Adjusted EBITDA when calculating Constant Currency results. See Appendix A. Century Casinos 12

Debt and Net Debt to Adjusted EBITDA* (in USD) As of March 31, 2019 and for the years ended December 31, 2011-2018 -3x -2x -1x 0x 1x 2x 3x 4x 2011 2012 2013 2014 2015 2016 2017 2018 2019 01.5x 0.8x 02.0x 0.3x 0.5x 2.7x 1.1x 3.0x 0.3x 1.6x 0.7x 2.2x -0.7x 2.2x 0.6x 2.5x 0.8x 2.9x Debt to Adjusted EBIDA Net Debt to Adjusted EBITDA *Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA by the principal amount of outstanding debt. Net Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA by Net Debt. Adjusted EBITDA and Net Debt are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Net Debt. Century Casinos 13

Q1 2019 Highlights – CANADA (Selected Information in CAD) In millions Q1 2019 Q1 2018 Change Net Operating Revenue 21.7 18.6 17% Operating Costs and Expenses 16.8 14.1 19% Earnings from Operations 4.9 4.5 9% Net Earnings Attributable to Century Casinos, Inc. Shareholders 2.8 2.1 30% Adjusted EBITDA* 6.7 6.0 12% Adjusted EBITDA Margin* 31% 32% Slot Hold Percentage 8% 8% Table Hold Percentage 20% 17% Highlights from casino properties within the Company’s Canada segment are presented below. In addition, the Company operates the Southern Alberta pari-mutuel off-track betting network through Century Bets! Inc. Earnings from operations at Century Bets! Inc. increased by CAD 0.1 million in Q1 2019 compared to Q1 2018. Slot hold percentage and table hold percentage represent the percentage of dollars bet that the Company retained. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 14

Q1 2019 Highlights – CANADA (Selected Information in CAD) Century Resorts Alberta In millions Q1 2019 Q1 2018 Change Net Operating Revenue 6.8 6.7 1% Operating Costs and Expenses 4.8 4.7 1% Earnings from Operations 2.1 2.0 1% Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.9 1.3 42% Adjusted EBITDA* 2.4 2.3 1% Adjusted EBITDA Margin* 34% 35% As of March 31, 2019, the facility had 800 slot machines, 35 table games and 30 video lottery terminals (“VLTs”). *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 15

Q1 2019 Highlights – CANADA (Selected Information in CAD) Century Casino St. Albert In millions Q1 2019 Q1 2018 Change Net Operating Revenue 2.8 2.7 4% Operating Costs and Expenses 2.1 2.1 (2%) Earnings from Operations 0.8 0.6 23% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.3 0.2 19% Adjusted EBITDA* 0.9 0.7 22% Adjusted EBITDA Margin* 31% 26% As of March 31, 2019, the facility had 407 slot machines, 11 table games and 24 VLTs. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 16

Q1 2019 Highlights – CANADA (Selected Information in CAD) Century Mile Racetrack and Casino In millions Q1 2019 Q1 2018 Change Net Operating Revenue 2.1 – 100% Operating Costs and Expenses 3.2 0.4 779% Losses from Operations (1.1) (0.4) 779% Net Losses Attributable to Century Casinos, Inc. Shareholders (1.0) (0.4) (146%) Adjusted EBITDA* (0.4) – (100%) Adjusted EBITDA Margin* -18% N/A Century Mile began operating the Northern Alberta off-track betting network on January 1, 2019. The casino opened on April 1, 2019. The first horse race was held on April 28, 2019. The facility opened with 588 slot machines and electronic gaming units and 14 VLTs. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 17

Q1 2019 Highlights – CANADA (Selected Information in CAD) Century Casino Calgary In millions Q1 2019 Q1 2018 Change Net Operating Revenue 3.0 2.8 8% Operating Costs and Expenses 2.6 2.6 0% Earnings from Operations 0.4 0.2 118% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.3 0.1 189% Adjusted EBITDA* 0.6 0.4 62% Adjusted EBITDA Margin*  20% 13% As of March 31, 2019, the facility had 501 slot machines, 16 table games and 20 VLTs. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 18

Q1 2019 Highlights – CANADA (Selected Information in CAD) Century Downs Racetrack and Casino In millions Q1 2019 Q1 2018 Change Net Operating Revenue 6.2 3.0 2.8 8% Operating Costs and Expenses 3.5 3.6 (3%) Earnings from Operations 2.7 2.0 36% Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.2 0.8 47% Adjusted EBITDA* 3.1 2.5 25% Adjusted EBITDA Margin* 50% 45% As of March 31, 2019, the facility had 590 slot machines and 10 VLTs. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 19

Q1 2019 Highlights – UNITED STATES (Selected Information in USD) In millions Q1 2019 Q1 2018 Change Net Operating Revenue 8.1 7.7 5% Operating Costs and Expenses 6.7 6.5 3% Earnings from Operations 1.3 1.2 14% Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.0 0.9 13% Adjusted EBITDA* 1.9 1.7 12% Adjusted EBITDA Margin* 24% 22% Slot Hold Percentage 7% 7% Table Hold Percentage 23% 23% Highlights from casino properties within the Company’s United States segment are presented below. Slot hold percentage and table hold percentage represent the percentage of dollars bet that the Company retained. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 20

Q1 2019 Highlights – UNITED STATES (Selected Information in USD) Central City In millions Q1 2019 Q1 2018 Change Net Operating Revenue 4.7 4.6 3% Operating Costs and Expenses 4.1 4.0 1% Earnings from Operations 0.7 0.6 13% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.5 0.4 10% Adjusted EBITDA* 1.0 0.9 9% Adjusted EBITDA Margin* 21% 20% As of March 31, 2019, the facility had 464 slot machines and 7 table games. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 21

Q1 2019 Highlights – UNITED STATES (Selected Information in USD) Cripple Creek In millions Q1 2019 Q1 2018 Change Net Operating Revenue 3.3 3.1 8% Operating Costs and Expenses 2.7 2.5 6% Earnings from Operations 0.7 0.6 15% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.5 0.4 15% Adjusted EBITDA* 0.9 0.8 14% Adjusted EBITDA Margin* 28% 26% As of March 31, 2019, the facility had 440 slot machines and 6 table games. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 22

Q1 2019 Highlights – POLAND (Selected Information in PLN) In millions Q1 2019 Q1 2018 Change Net Operating Revenue 74.8 59.1 27% Operating Costs and Expenses 68.5 55.6 23% Earnings from Operations 6.3 3.5 83% Net Earnings Attributable to Century Casinos, Inc. Shareholders 3.2 1.6 94% Adjusted EBITDA* 9.3 7.2 30% Adjusted EBITDA Margin* 17% 21% As of March 31, 2019, Casinos Poland had 435 slot machines and 97 table games at seven locations. Slot hold percentage and table hold percentage represent the percentage of PLN bet that the Company retained. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 23

Q1 2019 Highlights – CORPORATE AND OTHER

(Selected Information in USD)

In millions	Q1 2019	Q1 2018	Change
Net Operating Revenue	1.5	0.9	74%
Operating Costs and Expenses	4.8	3.4	42%
Loss from Operations	(3.3)	(2.5)	(31%)
Net (Loss) Earnings Attributable to Century Casinos, Inc. Shareholders	(2.4)	(2.5)	5%
Adjusted EBITDA*	(2.7)	(2.0)	(37%)
Adjusted EBITDA Margin*	N/A	N/A	
Slot Hold Percentage	12%	7%	
Table Hold Percentage	22%	14%	

- The Corporate and Other segment includes Cruise Ships and Other, Century Casino Bath and Corporate Other operating segments. Highlights from Cruise Ships and Other and Century Casino Bath within the Company's Corporate and Other segment are presented below.
- Expenses incurred by Corporate Other consist primarily of legal and accounting fees, corporate travel expenses, corporate payroll, amortization of stock-based compensation and other expenses not directly related to any of our individual properties. Corporate Other loss from operations increased by $0.3 million, or 12%, in Q1 2019 compared to Q1 2018.

Slot hold percentage and table hold percentage represent the percentage of dollars bet that the Company retained.

*Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

24

Q1 2019 Highlights – CORPORATE AND OTHER Cruise Ships and Other (Selected Information in USD) In millions Q1 2019 Q1 2018 Change Net Operating Revenue 0.6 0.9 (30%) Operating Costs and Expenses 0.5 0.8 (40%) Earnings from Operations 0.1 – 206% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.1 – 130% Adjusted EBITDA* 0.2 0.1 78% Adjusted EBITDA Margin* 30% 12% As of March 31, 2019, Cruise Ships and Other had 166 slot machines and 30 table games onboard nine cruise ships. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 25

Q1 2019 Highlights – CORPORATE AND OTHER Century Casino Bath (Selected Information in GBP) In millions Q1 2019 Q1 2018 Change Net Operating Revenue 0.7 – 100% Operating Costs and Expenses 1.4 0.2 492% Loss from Operations (0.7) (0.2) (198%) Net Loss Attributable to Century Casinos, Inc. Shareholders (0.5) (0.1) (220%) Adjusted EBITDA* (0.5) – (100%) Adjusted EBITDA Margin* -79% N/A Century Casino Bath opened in May 2018. As of March 31, 2019, Century Casino Bath had 60 slot machines and 15 table games. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 26

Q1 2019 Highlights – ADDITIONAL PROJECTS UNDER DEVELOPMENT Bermuda In August 2017, the Company announced that, together with Hamilton Properties Limited, it had submitted a casino license application to the Bermudan government for a casino at the Hamilton Princess Hotel & Beach Club in Hamilton, Bermuda. The Company’s subsidiary, Century Resorts Management GmbH (“CRM”), entered into a long-term management agreement with Hamilton Properties Limited pursuant to which the Company will assist with the license application and manage the operations of the casino for which it will receive a management fee, should the license be awarded. In September 2017, the Bermuda Casino Gaming Commission granted a provisional casino gaming license, which is subject to certain conditions and approvals including the adoption of certain rules and regulations by the Bermudan government. Century Casinos 27

Appendix A – ABBREVIATIONS OF CENTURY CASINOS, INC. SUBSIDIARIES AND CERTAIN OPERATING SEGMENTS Subsidiary Abbreviation Century Casino & Hotel – Edmonton CRA Century Casino St. Albert CSA Century Casino Calgary CAL Century Downs Racetrack and Casino CDR Century Bets! CBS Century Mile Racetrack and Casino CMR Century Casino & Hotel – Central City CTL Century Casino & Hotel – Cripple Creek CRC Casinos Poland CPL Century Casino Bath CCB Century Resorts Management GmbH CRM Operating Segment Cruise Ships & Other Ships & Other Corporate Other N/A Century Casinos 28

Appendix A – NON-GAAP FINANCIAL MEASURES The Company supplements its consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) by using the following non-GAAP financial measures, which management believes are useful in properly understanding the Company’s short-term and long-term financial trends. Management uses these non-GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis. Adjusted EBITDA Adjusted EBITDA margin Constant currency results Net Debt Management believes presenting the non-GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision-making and allows investors to see the Company’s results “through the eyes” of management. Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance. The adjustments made to GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations. The following is an explanation of each of the adjustments that management excludes in calculating its non-GAAP financial measures. Century Casinos 29

Appendix A – NON-GAAP FINANCIAL MEASURES The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation and amortization, non-controlling interests net earnings (loss) and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions, cost recovery income and other, gain on business combination and certain other one-time items, such as acquisition and disposition costs and gain or loss. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) and Adjusted EBITDA reported for each segment. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under GAAP. Adjusted EBITDA is not considered a measure of performance recognized under GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) attributable to Century Casinos, Inc. shareholders below. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations. Century Casinos 30

Appendix A – NON-GAAP FINANCIAL MEASURES The impact of foreign exchange rates is highly variable and difficult to predict. The Company uses a Constant Currency basis to show the impact from foreign exchange rates on current period financial information compared to prior period financial information using the prior period’s foreign exchange rates. In order to properly understand the underlying business trends and performance of the Company’s ongoing operations, management believes that investors may find it useful to consider the impact of excluding changes in foreign exchange rates from the Company’s net operating revenue, earnings from operations and net earnings (loss) attributable to Century Casinos, Inc. shareholders. Constant currency results are calculated by dividing the current year to date local currency segment results excluding the local currency impact of foreign currency gains and losses, by the prior year’s average exchange rate for the year to date and comparing them to actual U.S. dollar results for the prior year to date. The average exchange rates for the current quarter and prior year first quarter are reported in Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. Constant currency information is not a measure of financial performance under GAAP and should not be considered a substitute for net operating revenue, earnings from operations or net earnings (loss) attributable to Century Casinos, Inc. shareholders as determined in accordance with GAAP. The Company defines Net Debt as total long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents. Net Debt is not considered a liquidity measure recognized under GAAP. Management believes that Net Debt is a valuable measure of our overall financial situation. Net Debt provides investors with an indication of our ability to pay off all of our long-term debt if it became due simultaneously. Century Casinos 31

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – CANADA For the three months ended March 31, 2019 in CAD CRA CSA CAL CR CBS CMR Total Canada Net Operating Revenue $6,835 $2,845 $3,012 $6,192 $681 $2,110 $21,675 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 1,899 285 301 1,232 58 (1,002) 2,773 Interest expense (income), net 222 386 5 734 – 238 1,585 Income taxes (benefit) 703 106 113 438 27 (371) 1,016 Depreciation and amortization 289 104 211 414 – 42 1,060 Non-controlling interests - - - 297 19 – 316 (Gain) loss on foreign currency transactions, cost recovery income and other (755) (9) (21) 9 (6) 10 (772) Gain on disposition of fixed assets - - (3) - - (4) (7) Pre-opening expenses - - - - - 713 713 Adjusted EBITDA $2,358 $872 $606 $3,124 $98 $(374) $6,684 Adjusted EBITDA Margin 34% 31% 20% 50% 14% -18% 31% Century Casinos 32

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – CANADA For the three months ended March 31, 2018 in CAD CRA CSA CAL CR CBS CMR Total Canada Net Operating Revenue $6,743 $2,731  $2,792  $5,575  $727  $-  $18,568 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 1,339 239 104 836 13  (407) 2,124 Interest expense (income), net 235 290 1 652 – 10 1,118 Income taxes (benefit) 342 89 40 349 5 (151) 674 Depreciation and amortization 301 92 191 514 – 6 1,104 Non-controlling interests - - - 160 3 - 163 Loss (gain) on foreign currency transactions, cost recovery income and other 129 4 38 (1) (1) 180 349 Loss on disposition of fixed assets – 2 1 -  - - - 3 Pre-opening expenses - - - - - 362 362 Adjusted EBITDA $2,346  $716  $375  $2,510  $20 –  $5,967 Adjusted EBITDA Margin 35%  26%  13%  45%  3% N/A 32% Century Casinos 33

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – UNITED STATES For the three months ended March 31, 2019 in USD Central City Cripple Creek Total United States Net Operating Revenue $4,739 $3,329 $8,068 Net earnings attributable to Century Casinos, Inc. shareholders 479 504 983 Income taxes (benefit) 183 173 356 Depreciation and amortization 324 236 560 Loss on disposition of fixed assets – 16 16 Adjusted EBIDA $986 $929 $1,915 Adjusted EBITDA Margin 21% 28% 24% For the three months ended March 31, 2018 in USD Central City Cripple Creek Total United States Net Operating Revenue $4,614 $3,092 $7,706 Net earnings attributable to Century Casinos, Inc. shareholders 435 438 873 Income taxes (benefit) 150 150 301 Depreciation and amortization 318 223 541 Loss on disposition of fixed assets – 3 3 Adjusted EBIDA $903  $815 $1,718 Adjusted EBITDA Margin 20% 26% 22% Century Casinos 34

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – POLAND For the three months ended March 31, 2019 in PLN 2019 2018 Net Operating Revenue PLN 74,833 PLN 59,103 Net earnings attributable to Century Casinos, Inc. shareholders 3,170 1,637 Interest expense (income), net 173 233 Income taxes (benefit) 1,746 1,103 Depreciation and amortization 2,917 2,210 Non-controlling interests 1,586 811 Gain on foreign currency transactions and other (326) (308) Loss on disposition of fixed assets 18 89 Pre-opening expenses – 1,377 Adjusted EBITDA PLN 9,284 PLN 7,152 Adjusted EBITDA Margin 12% 12% Century Casinos 35

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – CORPORATE AND OTHER For the three months ended March 31, 2019 in USD Cruise Ships and Other Century Casino Bath Corporate Other Total Corporate and Other Net Operating Revenue $601 $895 - $1,496 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 85 (769) (1,691) (2,375) Interest expense (income), net – 17 (1) 16 Income taxes (benefit) 25 (155) (737) (867) Depreciation and amortization 72 200 26 298 Non-controlling interests - - (42) (42) Non-cash stock-based compensation - - 261 261 Loss (gain) on foreign currency transactions and other – 3 (14) (11) Loss on disposition of fixed assets – 1 27 28 Adjusted EBITDA $182 $(703) (2,171) (2,692) Adjusted EBIDA Margin 30% -79% N/A N/A For the three months ended March 31, 2018 in USD Cruise Ships and Other Century Casino Bath Corporate Other Total Corporate and Other Net Operating Revenue $860 = = $860 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 37 (406) (2,131) (2,500) Interest expense (income), net – 15 (14) 1 Income taxes (benefit)  (1) (46) (131) (178) Depreciation and amortization 66 – 23 89 Non-cash stock-based compensation - - 115 115 Loss on foreign currency transactions and other – 112 70 182 Loss on disposition of fixed assets – - 2 2 Adjusted EBITDA $102  $- (2,066) (1,964) Adjusted EBIDA Margin 12% N/A N/A N/A N/A Century Casinos 36

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – CENTURY CASINO BATH  in GBP For the three months ended March 31, 2019 2018 Net Operating Revenue GBP 686 GBP – Net loss attributable to Century Casinos, Inc. shareholders (454) (142) Interest expense (income), net 13 11 Income taxes (benefit) (118) (33) Depreciation and amortization 153 – Gain on foreign currency transactions and other (135) (69) Loss on disposition of fixed assets 1 -  Pre-opening expenses – 233 Adjusted EBITDA GBP (540) GBP – Adjusted EBITDA Margin -79% N/A Century Casinos 37

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Net Debt (in thousands) Amounts in thousands March 31, 2019 March 31, 2018 Total long-term debt, including current portion $67,772 $53,969 Deferred financing costs 477 220 Total principal $68,249 $54,189 Less: cash and cash equivalents $49,533 $65,939 Net Debt $18,716 (11,750) Century Casinos 38

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Net Debt (in thousands) Amounts in thousands December 31, 2011 2012 2013 2014 2015 2016 2017 2018 Total long-term debt, including current portion $8,999 $3,079 $33,738 $37,894 $36,520 $55,609 $56,713 $59,523 Deferred financing costs 101 485 321 355 261 412 258 496 Total principal $9,100 $3,564 $34,059 $38,249 $36,781 $56,021 $56,971 $60,019 Less: cash and cash equivalents $25,192 $24,747 27,348 24,741 29,366 38,837 74,677 45,575 Net Debt $(16,092) $(21,183) $6,711 $13,508 $7,415 $17,184 $(17,706) $14,444 Century Casinos 39